Common Trust Fund of First
National Bank of Omaha —
Municipal Bond Fund

Financial Statements and Financial Highlights as of and
for the Year Ended December 31, 2013 and
Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Trust Committee, First National Bank of Omaha

Common Trust Fund of First National Bank of Omaha-Municipal Bond Fund Omaha, Nebraska

We have audited the accompanying financial statements of the Common Trust Fund of First National Bank of Omaha — Municipal Bond Fund (the "Fund"), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements and financial highlights in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements and financial highlights. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund's preparation and fair presentation of the financial statements and financial highlights in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Common Trust Fund of First National Bank of Omaha — Municipal Bond Fund as of December 31, 2013, the results of its operations, changes in its net assets, and financial highlights for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

April 30, 2014

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2013

ASSETS:
Investments in securities at fair value (amortized cost $70,350,354)	$ 69,605,538
Accrued interest receivable	805,949
Total assets	70,411,487

LIABILITIES:
Due to investors	4,849
Accrued expenses	30,000
Other liabilities	89,921
Total liabilities	124,770
NET ASSETS	$ 70,286,717
UNITS OUTSTANDING AND NET ASSET VALUE PER UNIT: Units outstanding	7,195,211
Net asset value per unit	$9.77

See notes to financial statements.

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares	Name of Issuer	Coupon Rate	Maturity Date	Percent of Investments	Cost	Fair Value
185,000	Municipal Notes/Bonds: ADAMS CNTY NEB HWY ALLOC FD PLEDGE	2.350%	12/15/2016		$ 185,000	$ 190,615
100,000	ADAMS CNTY NEB HWY ALLOC FD PLEDGE	3.550	12/15/2020		100,000	102,222
125,000	BELLEVUE NE	3.950	6/1/2021		125,000	128,031
100,000	CASS CNTY NE	3.400	3/15/2018		100,000	102,279
65,000	CENTRAL CMTY COLL NE	4.800	3/1/2023		65,000	66,674
310,000	COLUMBUS NE	3.800	12/15/2018		319,241	321,551
700,000	CORNHUSKER PB PWR NE	4.650	7/1/2029		691,019	703,381
1,340,000	DOUGLAS CNTY NE	4.000	12/15/2020		1,379,785	1,355,370
400,000	DOUGLAS CNTY NE	5.000	9/1/2015		435,228	421,952
670,000	DOUGLAS CNTY NE	4.500	9/1/2019		724,458	696,157
550,000	DOUGLAS CNTY NEB EDL FACS REV REV	5.600	7/1/2025		592,443	605,440
120,000	DOUGLAS CNTY NEB FAC REV BDS	3.600	10/1/2027		120,000	112,537
195,000	DOUGLAS CNTY NE	5.250	9/1/2021		189,712	195,066
610,000	DOUGLAS CNTY NE	4.000	11/1/2020		614,124	614,002
100,000	DOUGLAS CNTY NE	5.750	11/1/2048		101,114	105,134
495,000	DOUGLAS CNTY NE	5.125	8/15/2018		501,232	535,640
1,500,000	DOUGLAS CNTY NE HOSP	4.750	9/1/2028		1,485,182	1,540,200
500,000	DOUGLAS CNTY NEB HOSP AUTH	5.500	1/1/2030		550,095	521,980
690,000	DOUGLAS CNTY NE HOSP	5.750	11/1/2048		612,113	720,263
650,000	DOUGLAS CNTY NE	4.000	12/15/2022		695,472	701,344
300,000	DOUGLAS CNTY NEB SAN & IMPT DI GO	3.500	10/15/2021		300,000	302,688
585,000	DOUGLAS CNTY NE SAN & IMPT	3.650	3/15/2033		585,000	497,250
75,000	DOUGLAS CNTY NE	2.350	5/1/2014		75,000	75,327
425,000	DOUGLAS CNTY NE	3.000	6/15/2016		430,925	434,478
700,000	DOUGLAS CNTY NEB SCH DIST	5.000	1/15/2030		825,580	742,742
250,000	DOUGLAS CNTY NEB SCH DIST	4.000	1/15/2032		267,375	245,580
100,000	DOUGLAS CNTY NE	2.700	4/15/2015		100,000	100,615
40,000	DOUGLAS CNTY NEB SAN & IMPT DI	1.850	8/15/2017		40,000	40,266
50,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.100	8/15/2018		50,000	49,499
55,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.350	8/15/2019		55,000	53,946
55,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.650	8/15/2020		55,000	54,275
65,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.850	8/15/2021		65,000	62,617
65,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.000	8/15/2022		65,000	61,992
100,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.350	8/15/2024		100,000	92,452
100,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.500	8/15/2025		100,000	92,309
105,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.600	8/15/2026		105,000	95,974
110,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.700	8/15/2027		110,000	99,748
155,000	DOUGLAS CNTY NEB SAN & IMPT DI	4.050	8/15/2032		155,000	135,747
100,000	DOUGLAS CNTY NE SAN & IMPT	1.900	8/15/2017		100,000	99,895
105,000	DOUGLAS CNTY NE	3.550	3/15/2019		105,000	106,846
185,000	DOUGLAS CNTY NE SAN & IMPT	1.700	2/15/2020		185,000	177,341

(Continued)

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares	Name of Issuer	Coupon Rate	Maturity Date	Percent of Investments	Cost	Fair Value
255,000	Municipal Notes/Bonds: DOUGLAS COUNTY NEB SAN & IMPT	3.750%	12/15/2032		$ 255,000	$ 221,919
170,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.750	11/15/2025		170,000	156,006
165,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.650	11/15/2032		165,000	145,175
300,000	DOUGLAS CNTY NEB SCH DIST NO 0 GO	4.000	12/15/2020		316,143	303,969
200,000	DOUGLAS CNTY NE	4.000	12/15/2021		204,562	202,318
250,000	DOUGLAS CNTY NE	3.100	10/15/2018		250,000	250,598
890,000	DOUGLAS CNTY NE	4.750	9/1/2024		927,271	904,320
100,000	DOUGLAS CNTY NE	3.500	1/1/2020		100,000	102,110
105,000	ELKHORN NEB RURAL PUB PWR DIST REV	2.600	9/1/2021		104,552	105,020
925,000	FREMONT NE	4.000	8/15/2010		941,789	939,791
420,000	FREMONT NEB COMBINED UTIL	3.000	10/15/2025		417,665	388,727
135,000	GRETNA NE RURAL FIRE	3.900	12/1/2019		135,000	136,450
245,000	GRETNA NE RURAL FIRE	4.100	12/1/2020		245,000	247,624
185,000	HALL CNTY NEB SCH DIST NO 2 GR	4.000	12/15/2024		203,783	190,898
275,000	HASTINGS NEB COMBINED UTIL REV COMB	4.500	10/15/2021		293,675	285,475
300,000	HASTINGS NE	4.500	10/15/2026		317,505	309,279
700,000	KEARNEY NEB COMBINED UTILS REV	3.000	6/1/2014		716,352	702,562
235,000	LAVISTA NEB GO REF BDS 2011A	3.500	12/15/2022		232,805	236,920
525,000	LAVISTA NEB GO REF BDS 2011B	3.500	12/15/2022		520,097	529,289
1,300,000	LANCASTER CNTY NE	5.000	12/1/2021		1,401,205	1,474,031
140,000	LANCASTER CNTY NE	5.000	12/1/2022		154,175	162,179
500,000	LANCASTER CNTY NEB	5.000	6/1/2017		526,680	554,670
145,000	LANCASTER CNTY NEB SCH DIST NO	5.000	1/15/2027		165,085	154,138
125,000	LINCOLN NE	4.125	5/15/2026		125,694	128,820
420,000	LINCOLN NE	4.500	9/15/2014		435,754	420,962
855,000	LINCOLN NE	5.000	9/15/2015		900,545	857,745
100,000	LINCOLN NE	4.500	11/15/2023		104,788	101,576
130,000	LINCOLN NEB CTFS PARTN COPS	2.000	9/15/2017		131,356	132,831
370,000	LINCOLN NEB EDL FACS REV REF BDS	1.750	4/1/2016		373,682	375,443
105,000	LINCOLN NEB EDL FACS REV REF BDS	2.000	4/1/2017		106,659	106,811
480,000	LINCOLN NEB EDL FACS REV REF BDS	2.000	4/1/2018		484,891	479,568
515,000	LINCOLN NEB EDL FACS REV REF BDS	2.500	4/1/2020		520,953	501,589
500,000	LINCOLN NEB EDL FACS REV REF BDS	3.550	4/1/2027		501,820	430,420
165,000	LINCOLN NEB ELEC SYS REV	5.000	9/1/2028		199,698	180,751
700,000	LINCOLN NEB PKG REV	4.500	8/15/2022		714,175	758,310
480,000	LINCOLN NEB PKG REV REV REF BDS	4.000	8/15/2026		535,526	481,690
105,000	LINCOLN NEB WEST HAYMARKET	4.000	12/15/2028		113,092	105,567
100,000	MADISON CNTY NEB SCH DIST NO 2 GO	5.000	12/15/2025		105,702	106,861
315,000	NEBRASKA ST COLLEGES STUDENT F	3.000	7/1/2025		313,302	291,718
200,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2026		229,824	218,006
540,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2027		644,225	581,072

(Continued)

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares	Name of Issuer	Coupon Rate	Maturity Date	Percent of Investments	Cost	Fair Value
	Municipal Notes/Bonds:
1,475,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000%	4/1/2030		$1,765,280	$1,546,921
140,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2031		160,131	145,839
210,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2025		245,490	230,975
555,000	NEBRASKA CITY NE	3.800	9/15/2019		555,000	557,742
100,000	NEBRASKA EDL FIN AUTH REV REF REV	1.600	9/1/2014		100,000	100,086
100,000	NEBRASKA PUB PWR	5.125	1/1/2026		101,281	103,578
1,995,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2031		2,310,167	2,114,301
600,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2029		714,582	643,638
1,050,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2032		1,230,228	1,105,030
540,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2034		621,313	563,463
285,000	NEBRASKA INVT FIN	2.000	3/1/2014		283,259	285,493
190,000	NORTHEAST NEB PWR DI	3.350	7/1/2018		190,000	193,941
185,000	NORTHEAST NEB PWR DI	3.500	7/1/2019		185,000	188,300
590,000	OMAHA-DOUG CNTY NE	4.500	5/1/2022		633,749	635,336
245,000	OMAHA-DOUG CNTY NE	4.500	5/1/2023		261,802	262,995
600,000	OMAHA CONV CTR	5.000	2/1/2017		664,546	669,204
275,000	OMAHA CONVENTION HOTEL CORP NE REV	5.000	2/1/2019		301,322	296,794
100,000	OMAHA CONVENTION HTL	5.000	2/1/2026		99,789	104,594
500,000	OMAHA NE	6.500	12/1/2030		651,180	659,860
575,000	OMAHA CONV CTR NE	5.250	4/1/2020		647,577	683,054
275,000	OMAHA NE	4.375	6/1/2022		292,380	295,432
800,000	OMAHA NEB	5.750	10/15/2028		783,248	898,072
535,000	OMAHA NE ARPT	3.750	1/1/2019		552,420	584,268
1,500,000	OMAHA MET UTILS NE	4.250	12/1/2021		1,496,835	1,556,805
300,000	OMAHA NE MET UTILS	4.375	12/1/2025		304,131	309,102
100,000	OMAHA NE MUD	5.000	6/1/2028		102,194	104,020
805,000	OMAHA NE PUB	5.000	6/1/2026		843,712	895,748
1,000,000	OMAHA PUB PWR DIST NEB ELEC RE ELEC	4.500	2/1/2026		1,054,210	1,029,750
70,000	OMAHA PUB PWR DIST NEB ELEC	4.500	2/1/2038		72,405	70,034
190,000	OMAHA PUB PWR DIST NEB ELEC	4.650	2/1/2028		217,412	199,975
500,000	OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2029		568,515	536,560
1,435,000	OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2030		1,664,987	1,531,676
500,000	OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2029		585,445	536,560
205,000	OMAHA PUB PWR DIST NEB ELEC	4.000	2/1/2031		223,200	205,980
200,000	OMAHA PUB PWR DIST NEB ELEC	4.000	2/1/2034		214,424	194,872
890,000	OMAHA NE SPL TAX REV	5.000	10/15/2019		978,730	923,419
750,000	OPPD NE	4.750	2/1/2024		792,217	773,182
305,000	OMAHA PUB PWR NE	4.200	2/1/2026		293,389	311,335
45,000	OMAHA PUB PWR DIST NEB SEPARAT	4.350	2/1/2036		47,294	44,620
50,000	OMAHA PUB PWR DIST NEB SEPARAT	5.000	2/1/2042		54,416	50,736
100,000	OMAHA PUB PWR DIST NEB SEPARAT	5.300	2/1/2026		113,644	106,678

(Continued)

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares	Name of Issuer	Coupon Rate	Maturity Date	Percent of Investments	Cost	Fair Value
	Municipal Notes/Bonds:
500,000	OMAHA PUB PWR DIST	5.350%	2/1/2027		$ 500,000	$ 530,890
250,000	OTOE CNTY NE SCH DIS	2.500	12/15/2014		252,225	250,645
160,000	PAPILLION NE	2.950	8/15/2020		160,000	161,514
435,000	PAPILLION LAVISTA NE	5.000	12/1/2023		450,316	477,739
515,000	PAPILLION LAVISTA NE	4.250	12/1/2020		527,767	541,332
200,000	PAPIO MISSOURI RIV NAT RES DIS	4.000	12/15/2024		214,324	206,716
150,000	PAPIO MISSOURI RIV NAT RES DIS	4.000	12/15/2016		161,874	163,857
290,000	PERENNIAL PUB PWR NE	3.300	1/1/2016		290,000	293,291
150,000	PERENNIAL PUB PWR NE	3.100	1/1/2017		150,000	151,428
775,000	PLATTE CNTY NE	4.000	12/15/2019		794,421	788,206
500,000	PLATTSMOUTH NEB FACS CORP	4.200	11/15/2032		530,780	506,860
710,000	PUBLIC PWR GENERATIO	5.000	1/1/2024		742,478	758,017
150,000	PUBLIC PWR GENERATION AGY NEB	5.000	1/1/2025		163,450	159,967
50,000	PUBLIC PWR GENERATIO	5.000	1/1/2032		49,900	51,893
125,000	PUBLIC PWR GENERATION AGY NEB REV	5.000	1/1/2017		133,164	134,536
280,000	SALINE CNTY NEB SCH DIST	3.000	12/15/2018		299,578	298,584
55,000	SARPY CNTY NEB SAN & IMPT NO 2	1.200	6/15/2014		55,000	55,111
55,000	SARPY CNTY NEB SAN & IMPT NO 2	2.000	6/15/2018		55,000	54,860
55,000	SARPY CNTY NEB SAN & IMPT NO 2	2.450	6/15/2020		55,000	53,648
60,000	SARPY CNTY NEB SAN & IMPT NO 2	2.750	6/15/2021		60,000	57,452
60,000	SARPY CNTY NEB SAN & IMPT NO 2	3.000	6/15/2022		60,000	57,269
65,000	SARPY CNTY NEB SAN & IMPT NO 2	3.150	6/15/2023		65,000	61,721
65,000	SARPY CNTY NEB SAN & IMPT NO 2	3.300	6/15/2024		65,000	59,884
65,000	SARPY CNTY NEB SAN & IMPT NO 2	3.400	6/15/2025		65,000	59,476
70,000	SARPY CNTY NEB SAN & IMPT NO 2	3.550	6/15/2026		70,000	63,713
75,000	SARPY CNTY NEB SAN & IMPT NO 2	3.700	6/15/2027		75,000	68,073
110,000	SARPY CNTY NE	2.600	11/1/2016		110,000	112,513
250,000	SARPY CNTY NE	2.800	12/15/2020		248,910	257,783
245,000	SARPY CNTY NEB SAN IMPT DIST N	3.350	4/15/2026		245,000	224,942
475,000	SARPY CNTY NEB SAN IMPT DIST N	3.800	4/15/2033		475,000	412,414
100,000	SARPY CNTY NEB SAN IMPT DIST N	2.450	10/15/2022		100,000	94,966
160,000	SARPY CNTY NEB SAN IMPT DIST N	3.550	10/15/2032		160,000	138,832
65,000	SARPY CNTY NE SAN	2.350	8/15/2014		65,000	65,534
490,000	SARPY CNTY NEB SAN & IMPT DIST	3.750	4/15/2031		490,000	431,587
280,000	SARPY CNTY NEB SAN & IMPT DIST	3.200	11/15/2029		280,000	241,906
250,000	SARPY CNTY NEB SAN & IMPT DIST	2.750	12/15/2023		250,000	244,955
205,000	SCOTTSBLUFF NE	2.750	12/1/2016		205,000	209,522
600,000	SOUTHERN NE PUB PWR	4.750	9/15/2026		639,132	625,980
600,000	SOUTHERN NE PUB PWR	5.000	12/15/2022		588,168	660,576
100,000	UNIVERSITY NE	5.000	7/15/2020		107,336	110,266
1,500,000	UNIVERSITY NE UNIV	4.750	7/1/2025		1,612,650	1,567,365

(Continued)

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares	Name of Issuer		Coupon Rate	Maturity Date	Percent of Investments	Cost	Fair Value
	Municipal Notes/Bonds:
850,000	UNIVERSITY NE	5.000% 7/01/22	5.000%	7/1/2022		$905,352	$929,262
650,000	UNIVERSITY NEB	UNIV REVS, 4.500% 7/01/2028	4.500	7/1/2028		724,054	676,494
50,000	UNIVERSITY NE	4.250% 7/01/21	4.250	7/1/2021		49,903	53,750
400,000	UNIVERSITY NE	5.000% 7/01/22	5.000	7/1/2022		418,488	446,208
400,000	UNIVERSITY NE	5.000% 7/01/23	5.000	7/1/2023		413,284	444,620
160,000	UNIVERSITY NE	3.000% 5/15/18	3.000	5/15/2018		160,576	169,334
1,000,000	UNIVERSITY NE	5.000% 11/01/24	5.000	11/1/2024		1,066,120	1,011,700
675,000	UNIVERSITY NE UNIV 4.000% 6/01/16		4.000	6/1/2016		728,392	704,194
290,000	WASHINGTON CNTY NEB PUB SAFETY		3.700	12/1/2019		302,223	294,924
	Total Municipal Notes/Bonds				96.01%	68,131,897	66,770,910
2,834,628	Money Market Fund: GOLDMAN SACHS FINL SQ FUNDS				3.99	2,834,628	2,834,628
	TOTAL INVESTMENT SECURITIES				100.00%	$70,966,525	$69,605,538

See notes to financial statements.

(Concluded)

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

INTEREST INCOME (including amortization/accretion of investment premiums/discounts)	$ 3,203,460
EXPENSES	(29,700)
NET INVESTMENT INCOME	3,173,760
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: Net realized gain on municipal notes/bonds	627,598
Net unrealized appreciation (depreciation) (Note 3): Beginning of period	3,161,820
End of period	(1,969,776)
Net change in unrealized appreciation (depreciation)	(5,131,596)
Net realized and unrealized loss on investments	(4,503,998)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (1,330,238)

See notes to financial statements.

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
Net investment income	$ 3,173,760
Net realized gain on investments	627,598
Net unrealized depreciation	(5,131,596)

Net decrease resulting from operations	(1,330,238)

DISTRIBUTIONS TO PARTICIPANTS:
Net investment income	(3,266,171

UNIT TRANSACTIONS:
Proceeds from sales	7,179,120
Payment for redemptions	(31,836,892)

Net decrease from unit transactions (Note 4)	(24,657,772)

NET ASSETS:
Beginning of period	99,540,898
End of period	$ 70,286,717

See notes to financial statements.

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2013

UNIT VALUE:
Beginning of period	$ 10.29

Income (loss) from operations:
Net investment income	0.36
Net realized and unrealized loss on investments	(0.51)

Total loss from investment operations	(0.15)

Less distributions — investment income	(0.37)

End of period	$9.77

TOTAL RETURN	(1.46)%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	0.03%

Ratio of net investment income to average net assets	3.61%

See notes to financial statements.

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2013

1. ORGANIZATION

The Common Trust Fund of First National Bank of Omaha — Municipal Bond Fund (the "Fund") was established on December 28, 2007, as a common trust fund and is maintained exclusively for the collective investment and reinvestment of monies of trusts eligible to participate therein. Investors in the Fund are limited to trust accounts for which First National Bank of Omaha or any of its affiliates are the trustee.

Although investments outside the state of Nebraska are allowed, the majority of investments as of December 31, 2013 represent bonds issued by municipalities within the state of Nebraska.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

Basis of Presentation — The financial statements are presented in accordance with accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates — In preparing the Fund's financial statements management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

Valuation of Investments — Security transactions are recorded on a trade date basis. Investments owned are carried at fair value, which is the closing bid price on the last day of trading during the period. In the event recent trades for a particular security have not been effected, management bases the estimate of fair value on observable information for similar securities. The difference between amortized cost and fair value is reflected as unrealized appreciation (depreciation) of investments in the statements of operations.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level1 — Unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access.

Level2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level3 — Unobservable inputs for the asset, to the extent observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following table summarizes the Fund's investment securities measured at fair value as of December 31, 2013, segregated by the level of the valuation inputs within the fair-value hierarchy utilized to measure fair value:

	Level 1	Level 2	Level 3	Total
Money market funds	$ 2,834,628	$ -	$ -	$ 2,834,628
Municipal notes/bonds	-	66,770,910	-	66,770,910
Total investment securities	$2,834,628	$66,770,910	$ -	$69,605,538

There were no transfers of investment securities amongst Level 1, Level 2, and Level 3 during the year ended December 31, 2013.

Security Transactions and Investment Income — Security transactions are accounted for on the date securities are purchased or sold (trade date). Interest income is accrued daily and reflects amortization of premiums and accretion of discounts on a straight-line basis, which approximates the effective yield basis. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the specific identified cost basis.

Federal Income Taxes — No provision has been made in the accompanying statements for federal income taxes as any liability accruing from operations is that of the participants and not that of the Fund. As of December 31, 2013, the cost of investment securities is substantially the same for financial reporting and income tax purposes.

Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distribution to Participants — The net income of the Fund, as determined in accordance with the provisions of this Fund, shall be distributed ratably among the participating trusts not less frequently than once each quarter and may be distributed more frequently as determined by the Fund, and shall be on or as of a regular valuation date. Actual distribution of such income shall be effected within ten

(10) days of such income distribution date.

Subsequent Events — The Fund has evaluated subsequent events through April 30, 2014, the date the financial statements were available to be issued. No subsequent events requiring adjustment to, or disclosure in, the financial statements were identified as a result of this evaluation.

3. SECURITIES TRANSACTIONS

Purchases of securities and proceeds from sales of securities for the year ended December 31, 2013, were as follows for the Fund:

Purchases of Securities	Proceeds From Sales
$ 45,394,232	$ 69,546,430

The following schedule provides detail about securities purchased during the year ended December 31, 2013.

Security	Coupon Rate	Maturity Date	Cost
DOUGLAS CNTY NE HOSP	4.750%	9/1/2028	$ 211,780
DOUGLAS CNTY NE SAN & IMPT	3.650	3/15/2033	585,000
DOUGLAS CNTY NE	3.000	12/15/2013	60,113
DOUGLAS CNTY NE SAN & IMPT	1.900	8/15/2017	100,000
DOUGLAS CNTY NE SAN & IMPT	1.700	2/15/2020	185,000
DOUGLAS CNTY NE	4.750	9/1/2024	401,926
LINCOLN NEB ELEC SYS REV	5.000	9/1/2028	201,191
LINCOLN NEB WEST HAYMARKET	4.000	12/15/2028	113,401
MUNICIPAL ENERGY AGY	5.000	4/1/2033	5,020
MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2027	649,874
MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2031	160,734
MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2025	247,423
NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2032	174,708
NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2027	909,641
OMAHA PUB PWR DIST NEB ELEC	4.650	2/1/2028	57,498
OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2030	523,048
OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2029	588,720
OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2037	757,299
OMAHA PUB PWR DIST NEB SEPARAT	4.350	2/1/2036	47,354
OMAHA PUB PWR DIST NEB SEPARAT	5.000	2/1/2042	54,489
PAPIO MISSOURI RIV NAT RES DIS	4.000	12/15/2024	215,286
PAPIO MISSOURI RIV NAT RES DIS	4.000	12/15/2016	163,632
PLATTSMOUTH NEB FACS CORP	4.200	11/15/2032	531,710
PUBLIC PWR GENERATIO	5.000	1/1/2024	165,328
SALINE CNTY NEB SCH DIST	3.000	12/15/2018	300,000
SARPY CNTY NEB SAN IMPT DIST N	3.350	4/15/2026	245,000
SARPY CNTY NEB SAN IMPT DIST N	3.800	4/15/2033	475,000
SARPY CNTY NEB SAN & IMPT DIST	3.750	4/15/2031	490,000
SARPY CNTY NEB SAN & IMPT DIST	2.750	12/15/2023	250,000
UNIVERSITY NEB UNIV REVS	4.500	7/1/2028	726,869
GOLDMAN SACHS FINL SQ FDS T/F MM477			35,797,188
Total purchases			$45,394,232

The following schedule provides detail about securities sold or matured during the year ended December 31, 2013.

Security	Coupon Rate	Maturity Date	Cost	Proceeds
BUTLER PUB PWR DIST NEB ELEC S REV	0.900%	6/15/2013	$ 100,000	$ 100,000
COLUMBUS NE	3.800	12/15/2018	128,726	132,975
CUSTER PUB PWR DIST	2.000	12/1/2014	193,676	192,641
DAWSON CNTY NEB S/D	1.650	12/15/2013	195,000	195,000
DAWSON CNTY NE	3.250	12/15/2018	135,000	138,361
DAWSON NEB PUB PWR DIST ELEC	4.600	12/1/2028	159,102	150,000
DOUGLAS CNTY NE	5.000	6/15/2019	456,547	421,083
DOUGLAS CNTY NE SCH	4.750	7/15/2026	102,425	100,000
DOUGLAS CNTY NE	3.000	12/15/2013	137,842	135,000
DOUGLAS CNTY NE HOSP	4.500	6/15/2016	304,968	310,755
DOUGLAS CNTY NE HOSP	5.000	6/15/2017	512,430	520,275
DOUGLAS CNTY NEB SAN & IMPT DI	1.200	8/15/2013	35,000	35,000
DOUGLAS CNTY NE	3.000	5/15/2016	508,845	518,470
DOUGLAS CNTY NE	4.625	6/15/2025	1,062,730	1,102,820
DOUGLAS CNTY NE SCH	4.000	6/15/2017	1,319,229	1,321,831
DOUGLAS CNTY NE	3.000	12/15/2021	809,064	872,736
DOUGLAS CNTY NE	3.000	12/15/2014	599,437	595,999
DOUGLAS CNTY NEB SAN	2.000	6/1/2013	50,000	50,000
DOUGLAS CNTY SCH NE	3.150	12/1/2016	100,000	102,787
DOUGLAS CNTY NE	4.750	9/1/2017	406,706	396,791
FAIRBURY NE	2.950	12/15/2018	95,000	97,123
GRAND ISLAND NEB ELEC REV REF	4.000	8/15/2022	552,813	535,845
KENNARD NE	2.600	6/15/2017	105,000	108,435
LANCASTER CNTY NE	5.000	12/1/2022	305,094	320,526
LANCASTER CNTY NE	5.000	1/15/2013	816,900	760,000
LANCASTER CNTY NEB SCH DIST NO	1.250	1/15/2017	207,768	208,350
LANCASTER CNTY NEB	3.350	12/1/2015	425,000	425,000
LINCOLN CNTY NE HOSP	3.450	5/15/2013	825,000	825,000
LINCOLN CNTY NE	4.000	6/15/2013	108,051	100,000
LINCOLN-LANCASTER NE	3.250	10/15/2018	302,853	322,257
LINCOLN NEB EDL FACS REV REF BDS	2.000	4/1/2017	254,047	254,925
LINCOLN NEB ELEC SYS REV ELEC SYS	5.000	9/1/2029	166,333	161,530
LINCOLN NE	5.000	9/1/2031	309,012	323,061
LINCOLN NEB ELEC SYS REV	5.000	9/1/2032	1,366,126	1,380,019
LINCOLN NE	5.000	9/1/2013	1,070,980	1,023,230
LINCOLN NEB PKG REV	4.500	8/15/2022	306,075	332,019
LINCOLN NE	4.000	8/15/2024	683,309	693,961
LOUP RIVER PUB PWR DIST ELEC	4.250	12/1/2017	1,077,608	1,087,312
MUNICIPAL ENERGY AGY	5.000	4/1/2033	80,226	80,000
MUNICIPAL ENERGY	5.000	4/1/2025	258,857	245,000
MUNI ENERGY	5.000	4/1/2018	445,148	474,264
MUNI ENERGY	5.000	4/1/2019	433,548	468,048
MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2022	625,983	584,535
NEBRASKA EDL FIN AUTH REV REF REV	1.200	9/1/2013	115,000	115,000
NEBRASKA PUB PWR DIS	4.750	1/1/2024	88,993	85,000
NEBRASKA PUB PWR DIS	5.000	1/1/2025	529,685	500,000
NE PUB PWR DIST	4.250	1/1/2014	1,041,340	1,030,320
NE PUB PWR DIST REV REV BDS	5.000	1/1/2025	444,562	443,312

(Continued)

Security	Coupon Rate	Maturity Date	Cost	Proceeds
NE PUB PWR DIST	5.000%	1/1/2013	$ 751,723	$ 700,000
NEBRASKA PUB PWR DIS	5.000	1/1/2017	328,915	334,488
NEBRASKA PUB PWR	4.000	1/1/2013	144,834	135,000
NEBRASKA PUB PWR DIS	5.000	1/1/2015	88,645	86,259
NEBRASKA PUB PWR DIS	5.000	1/1/2019	564,505	575,970
NEBRASKA PUB PWR DIS	5.000	1/1/2019	110,447	116,459
NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2028	1,383,852	1,241,598
NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2027	904,277	842,442
NEBRASKA INVT FIN	2.000	3/1/2014	278,289	280,000
OMAHA-DOUG CNTY NE	4.500	5/1/2023	133,572	139,585
OMAHA CONV CTR NE	5.250	4/1/2020	478,644	509,596
OMAHA HSG AUTH NE	5.150	11/20/2022	789,208	785,000
OMAHA NE PUB	5.000	6/1/2026	524,045	562,490
OMAHA PUB PWR DIST NEB ELEC	4.500	2/1/2028	534,256	526,545
OMAHA PUB PWR	4.000	2/1/2018	160,500	165,735
OMAHA PUB PWR DIST NEB ELEC RE ELEC	5.200	2/1/2022	290,954	291,850
OMAHA PUB PWR NE	4.550	2/1/2027	993,900	1,079,860
OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2037	756,519	736,801
OMAHA PPD NE	4.250	2/1/2018	100,064	95,000
OMAHA NE SPL TAX REV	5.000	10/15/2016	224,216	214,302
OPPD NE	4.750	2/1/2022	1,080,000	1,083,950
OPPD NE	4.750	2/1/2024	264,072	264,780
PAPILLION LAVISTA NE	4.250	12/1/2020	686,609	718,357
RED WILLOW CNTY NE	4.000	12/15/2026	146,895	150,000
SARPY CNTY NE	2.350	12/15/2013	203,856	200,000
SARPY CNTY NEB SAN & IMPT NO 2	1.100	6/15/2013	55,000	55,000
SARPY CNTY NEB SAN IMPT DIST N	2.450	10/15/2022	5,000	5,000
SARPY CNTY NE	3.600	6/1/2018	417,152	400,000
SAUNDERS CNTY NE	4.800	12/1/2027	605,000	622,339
SCOTTS BLUFF CNTY NE	3.800	12/15/2020	252,822	255,870
SCOTTS BLUFF CNTY NE	4.000	12/15/2021	450,000	464,490
SCOTTSBLUFF NE	2.150	12/1/2013	190,000	190,000
SOUTHERN NEB PUB PWR DIST ELEC	4.625	9/15/2021	879,715	867,854
UNIVERSITY NE	4.250	7/1/2021	349,321	381,549
UNIVERSITY NE	3.000	5/15/2018	100,360	109,120
UNIVERSITY NEB UNIV REVS STUDENT	5.000	7/1/2038	207,406	200,000
WASHINGTON CNTY NE	4.125	12/15/2019	154,256	150,000
WASHINGTON CNTY NE	1.500	7/15/2013	250,000	250,000
YORK NE GOLDMAN SACHS FINL SQ FDS T/F MM477	1.000	4/15/2013	305,000 33,077,545	305,000 33,077,545
Total Sales and Maturities			$69,578,412	$69,546,430

(Concluded)

At December 31, 2013, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in the Fund were as follows:

Unrealized appreciation	$ 1,242,552
Unrealized depreciation	(3,212,328
Net unrealized depreciati	$(1,969,776)

4. UNIT TRANSACTIONS

Unit transactions of the Fund for the year ended December 31, 2013, were as follows:

Transactions in units:
Sold	710,777
Redeemed	(3,188,515)
Net decrease	(2,477,738)

Transactions in dollars:
Sold	$7,179,120
Redeemed	(31,836,892)
Net decrease	$ (24,657,772)

5. FEES, EXPENSES AND RELATED PARTIES

First National Bank of Omaha provides investment management, custodial, administrative and accounting services for the Fund. Fees for such services are paid by individual trust customers of First National Bank of Omaha and its related affiliates. Accordingly, no such fees are reflected in the Fund's financial statements.

The Fund is required to engage an independent public accountant at least once during each calendar year for purposes of opining on the Fund's financial statements. The Fund's financial statements reflect the fees related to this audit requirement.

* * * * * *

Common Trust Fund of First
National Bank of Omaha —
Municipal Bond Fund

Financial Statements and Financial Highlights as of and
for the Year Ended December 31, 2014 and
Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Trust Committee, First National Bank of Omaha

Common Trust Fund of First National Bank of Omaha - Municipal Bond Fund Omaha, Nebraska

We have audited the accompanying financial statements of the Common Trust Fund of First National Bank of Omaha - Municipal Bond Fund (the "Fund"), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements and financial highlights in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements and financial highlights. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund's preparation and fair presentation of the financial statements and financial highlights in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management as well as evaluating the overall presentation of the financial statements and financial highlights.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Common Trust Fund of First National Bank of Omaha - Municipal Bond Fund as of December 31, 2014, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

May 12, 2015

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2014

ASSETS:
Investments in securities at fair value (amortized cost $59,803,149)	$ 60,867,988
Accrued interest receivable	741,490

Total assets	61,609,478

LIABILITIES:
Due to investors	12,144
Accrued expenses	30,000

Total liabilities	42,144
NET ASSETS	$ 61,567,334

UNITS OUTSTANDING AND NET ASSET VALUE PER UNIT: Units outstanding	6,108,790
Net asset value per unit	$10.08

See notes to financial statements.

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2014

Shares	Name of Issuer	Coupon Rate	Maturity Date	Percent of Investments	Cost	Fair Value
	Municipal Notes/Bonds:
185,000	ADAMS CNTY NEB HWY ALLOC FD PLEDGE	2.350%	12/15/2016		$ 185,000	$ 188,239
100,000	ADAMS CNTY NEB HWY ALLOC FD PLEDGE	3.550	12/15/2020		100,000	102,152
125,000	BELLEVUE NE	3.950	6/1/2021		125,000	128,573
100,000	CASS CNTY NE	3.400	3/15/2018		100,000	101,637
310,000	COLUMBUS NE	3.800	12/15/2018		319,241	315,165
175,000	DAWSON CNTY NE SCH DIST	2.400	12/15/2015		176,880	176,377
400,000	DOUGLAS CNTY NE	5.000	9/1/2015		435,228	412,008
570,000	DOUGLAS CNTY NE	4.500	9/1/2019		616,329	582,186
550,000	DOUGLAS CNTY NEB EDL FACS REV REV	5.600	7/1/2025		589,579	634,766
120,000	DOUGLAS CNTY NEB FAC REV BDS	3.600	10/1/2027		120,000	121,068
195,000	DOUGLAS CNTY NE	5.250	9/1/2021		189,712	195,216
100,000	DOUGLAS CNTY NE	5.750	11/1/2048		101,114	111,610
495,000	DOUGLAS CNTY NE	5.125	8/15/2018		501,232	545,950
1,500,000	DOUGLAS CNTY NE HOSP	4.750	9/1/2028		1,484,602	1,646,790
500,000	DOUGLAS CNTY NEB HOSP AUTH	5.500	1/1/2030		547,920	556,020
690,000	DOUGLAS CNTY NE HOSP	5.750	11/1/2048		612,113	770,109
650,000	DOUGLAS CNTY NE	4.000	12/15/2022		693,721	716,690
300,000	DOUGLAS CNTY NEB SAN & IMPT DI GO	3.500	10/15/2021		300,000	306,180
585,000	DOUGLAS CNTY NE SAN & IMPT	3.650	3/15/2033		585,000	587,750
325,000	DOUGLAS CNTY NE	3.000	6/15/2016		329,531	325,569
700,000	DOUGLAS CNTY NEB SCH DIST	5.000	1/15/2030		819,637	803,838
250,000	DOUGLAS CNTY NEB SCH DIST	4.000	1/15/2032		266,667	269,158
100,000	DOUGLAS CNTY NE	2.700	4/15/2015		100,000	100,136
40,000	DOUGLAS CNTY NEB SAN & IMPT DI	1.850	8/15/2017		40,000	40,399
50,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.100	8/15/2018		50,000	50,013
55,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.350	8/15/2019		55,000	55,074
55,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.650	8/15/2020		55,000	55,683
65,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.850	8/15/2021		65,000	65,465
65,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.000	8/15/2022		65,000	65,509
100,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.350	8/15/2024		100,000	100,242
100,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.500	8/15/2025		100,000	100,330
105,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.600	8/15/2026		105,000	105,279
110,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.700	8/15/2027		110,000	110,495
155,000	DOUGLAS CNTY NEB SAN & IMPT DI	4.050	8/15/2032		155,000	156,063
100,000	DOUGLAS CNTY NE SAN & IMPT	1.900	8/15/2017		100,000	98,721
105,000	DOUGLAS CNTY NE	3.550	3/15/2019		105,000	109,069
160,000	DOUGLAS CNTY NE SAN & IMPT	1.700	2/15/2020		160,000	159,043
255,000	DOUGLAS COUNTY NEB SAN & IMPT	3.750	12/15/2032		255,000	257,119
170,000	DOUGLAS CNTY NEB SAN & IMPT DI	2.750	11/15/2025		170,000	170,609
165,000	DOUGLAS CNTY NEB SAN & IMPT DI	3.650	11/15/2032		165,000	166,549
250,000	DOUGLAS CNTY NE	3.100	10/15/2018		250,000	255,573
890,000	DOUGLAS CNTY NE	4.750	9/1/2024		926,401	895,029

(Continued)

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2014

Shares	Name of Issuer	Coupon Rate	Maturity Date	Percent of Investments	Cost	Fair Value
100,000	Municipal Notes/Bonds: DOUGLAS CNTY NE	3.500%	1/1/2020		$ 100,000	$ 103,159
105,000	ELKHORN NEB RURAL PUB PWR DIST REV	2.600	9/1/2021		104,552	105,844
925,000	FREMONT NE	4.000	8/15/2010		941,789	926,887
345,000	FREMONT NEB COMBINED UTIL	3.000	10/15/2025		343,082	357,144
185,000	HALL CNTY NEB SCH DIST NO 2 GR	4.000	12/15/2024		202,305	202,007
275,000	HASTINGS NEB COMBINED UTIL REV COMB	4.500	10/15/2021		291,549	287,416
300,000	HASTINGS NE	4.500	10/15/2026		317,505	311,394
235,000	LAVISTA NEB GO REF BDS 2011A	3.500	12/15/2022		232,805	239,068
525,000	LAVISTA NEB GO REF BDS 2011B	3.500	12/15/2022		520,097	534,088
1,300,000	LANCASTER CNTY NE	5.000	12/1/2021		1,401,205	1,490,268
140,000	LANCASTER CNTY NE	5.000	12/1/2022		154,175	160,223
500,000	LANCASTER CNTY NEB	5.000	6/1/2017		526,680	546,360
145,000	LANCASTER CNTY NEB SCH DIST NO	5.000	1/15/2027		163,857	153,984
200,000	LINCOLN CNTY NE HOSP	5.000	11/1/2025		209,872	225,942
125,000	LINCOLN NE	4.125	5/15/2026		125,549	131,638
855,000	LINCOLN NE	5.000	9/15/2015		900,545	857,898
130,000	LINCOLN NEB CTFS PARTN COPS	2.000	9/15/2017		130,998	132,222
370,000	LINCOLN NEB EDL FACS REV REF BDS	1.750	4/1/2016		372,057	374,233
105,000	LINCOLN NEB EDL FACS REV REF BDS	2.000	4/1/2017		106,157	106,806
210,000	LINCOLN NEB EDL FACS REV REF BDS	2.000	4/1/2018		211,651	212,037
515,000	LINCOLN NEB EDL FACS REV REF BDS	2.500	4/1/2020		520,057	517,874
500,000	LINCOLN NEB EDL FACS REV REF BDS	3.550	4/1/2027		501,710	494,595
165,000	LINCOLN NEB ELEC SYS REV	5.000	9/1/2028		197,810	197,886
700,000	LINCOLN NEB PKG REV	4.500	8/15/2022		714,175	780,661
480,000	LINCOLN NEB PKG REV REV REF BDS	4.000	8/15/2026		531,825	511,641
200,000	LINCOLN NEB WEST HAYMARKET	5.000	12/15/2026		235,250	237,850
105,000	LINCOLN NEB WEST HAYMARKET	4.000	12/15/2028		112,667	113,049
100,000	MADISON CNTY NEB SCH DIST NO 2 GO	5.000	12/15/2025		105,330	102,154
315,000	NEBRASKA ST COLLEGES STUDENT F	3.000	7/1/2025		313,302	315,117
200,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2026		227,834	229,336
540,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2027		637,794	616,167
1,475,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2030		1,751,651	1,659,419
140,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2031		159,291	156,925
210,000	MUNICIPAL ENERGY AGY OF NEB PW	5.000	4/1/2025		242,822	246,945
100,000	NEBRASKA PUB PWR	5.125	1/1/2026		101,281	104,809
1,995,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2031		2,296,595	2,261,193
600,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2029		708,600	693,108
1,050,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2032		1,223,015	1,199,940
540,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2034		618,570	612,706
150,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2026		173,517	175,683
200,000	NEBRASKA PUB PWR DIST REV BDS	5.000	1/1/2027		229,344	233,542
100,000	NORTHEAST NE PUB PWR DIST	2.550	11/1/2015		101,066	100,762

(Continued)

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2014

Shares	Name of Issuer	Coupon Rate	Maturity Date	Percent of Investments	Cost	Fair Value
	Municipal Notes/Bonds:
190,000	NORTHEAST NEB PWR DI	3.350%	7/1/2018		$ 190,000	$ 191,419
185,000	NORTHEAST NEB PWR DI	3.500	7/1/2019		185,000	186,347
590,000	OMAHA-DOUG CNTY NE	4.500	5/1/2022		633,749	646,091
245,000	OMAHA-DOUG CNTY NE	4.500	5/1/2023		261,802	267,876
600,000	OMAHA CONV CTR	5.000	2/1/2017		651,422	647,394
275,000	OMAHA CONVENTION HOTEL CORP NE REV	5.000	2/1/2019		296,451	296,530
100,000	OMAHA CONVENTION HTL	5.000	2/1/2026		99,789	107,317
500,000	OMAHA NE	6.500	12/1/2030		651,180	737,420
575,000	OMAHA CONV CTR NE	5.250	4/1/2020		647,577	681,904
275,000	OMAHA NE	4.375	6/1/2022		292,380	301,252
800,000	OMAHA NEB	5.750	10/15/2028		783,248	940,096
535,000	OMAHA NE ARPT	3.750	1/1/2019		552,420	584,883
1,500,000	OMAHA MET UTILS NE	4.250	12/1/2021		1,496,835	1,585,500
300,000	OMAHA NE MET UTILS	4.375	12/1/2025		304,131	316,290
100,000	OMAHA NE MUD	5.000	6/1/2028		102,194	107,957
805,000	OMAHA NE PUB	5.000	6/1/2026		843,712	922,055
1,000,000	OMAHA PUB PWR DIST NEB ELEC RE ELEC	4.500	2/1/2026		1,050,625	1,003,030
70,000	OMAHA PUB PWR DIST NEB ELEC	4.500	2/1/2038		72,346	70,212
190,000	OMAHA PUB PWR DIST NEB ELEC	4.650	2/1/2028		215,860	209,504
500,000	OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2029		565,080	573,925
1,435,000	OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2030		1,654,247	1,637,579
500,000	OMAHA PUB PWR DIST NEB ELEC	5.000	2/1/2029		581,070	573,925
205,000	OMAHA PUB PWR DIST NEB ELEC	4.000	2/1/2031		222,392	222,732
200,000	OMAHA PUB PWR DIST NEB ELEC	4.000	2/1/2034		213,918	214,496
190,000	OMAHA NE SPL OBLIG	5.000	2/1/2026		212,251	219,604
750,000	OPPD NE	4.750	2/1/2024		792,218	776,227
305,000	OMAHA PUB PWR NE	4.200	2/1/2026		293,389	317,270
45,000	OMAHA PUB PWR DIST NEB SEPARAT	4.350	2/1/2036		47,228	45,711
50,000	OMAHA PUB PWR DIST NEB SEPARAT	5.000	2/1/2042		54,335	52,681
100,000	OMAHA PUB PWR DIST NEB SEPARAT	5.300	2/1/2026		112,740	111,532
500,000	OMAHA PUB PWR DIST	5.350	2/1/2027		500,000	558,115
160,000	PAPILLION NE	2.950	8/15/2020		160,000	161,245
435,000	PAPILLION LAVISTA NE	5.000	12/1/2023		450,316	497,418
515,000	PAPILLION LAVISTA NE	4.250	12/1/2020		527,767	538,366
200,000	PAPIO MISSOURI RIV NAT RES DIS	4.000	12/15/2024		213,214	211,244
150,000	PAPIO MISSOURI RIV NAT RES DIS	4.000	12/15/2016		157,910	159,259
500,000	PLATTSMOUTH NEB FACS CORP	4.200	11/15/2032		529,630	514,640
200,000	PUBLIC PWR GENERATION	5.000	1/1/2020		215,924	213,728
710,000	PUBLIC PWR GENERATIO	5.000	1/1/2024		740,859	755,852
150,000	PUBLIC PWR GENERATION AGY NEB	5.000	1/1/2025		162,454	159,535
50,000	PUBLIC PWR GENERATIO	5.000	1/1/2032		49,900	53,219
125,000	PUBLIC PWR GENERATION AGY NEB REV	5.000	1/1/2017		130,517	132,115

(Continued)

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2014

Shares	Name of Issuer	Coupon Rate	Maturity Date	Percent of Investments	Cost	Fair Value
	Municipal Notes/Bonds:
280,000	SALINE CNTY NEB SCH DIST	3.000%	12/15/2018		$ 295,747	$ 296,346
55,000	SARPY CNTY NEB SAN & IMPT NO 2	2.000	6/15/2018		55,000	55,440
55,000	SARPY CNTY NEB SAN & IMPT NO 2	2.450	6/15/2020		55,000	55,417
60,000	SARPY CNTY NEB SAN & IMPT NO 2	2.750	6/15/2021		60,000	60,310
60,000	SARPY CNTY NEB SAN & IMPT NO 2	3.000	6/15/2022		60,000	60,475
65,000	SARPY CNTY NEB SAN & IMPT NO 2	3.150	6/15/2023		65,000	65,521
65,000	SARPY CNTY NEB SAN & IMPT NO 2	3.300	6/15/2024		65,000	65,087
65,000	SARPY CNTY NEB SAN & IMPT NO 2	3.400	6/15/2025		65,000	65,062
70,000	SARPY CNTY NEB SAN & IMPT NO 2	3.550	6/15/2026		70,000	70,120
75,000	SARPY CNTY NEB SAN & IMPT NO 2	3.700	6/15/2027		75,000	75,332
110,000	SARPY CNTY NE	2.600	11/1/2016		110,000	111,124
250,000	SARPY CNTY NE	2.800	12/15/2020		248,910	264,290
245,000	SARPY CNTY NEB SAN IMPT DIST N	3.350	4/15/2026		245,000	241,555
475,000	SARPY CNTY NEB SAN IMPT DIST N	3.800	4/15/2033		475,000	467,224
95,000	SARPY CNTY NEB SAN IMPT DIST N	2.450	10/15/2022		95,000	95,546
160,000	SARPY CNTY NEB SAN IMPT DIST N	3.550	10/15/2032		160,000	161,072
490,000	SARPY CNTY NEB SAN & IMPT DIST	3.750	4/15/2031		490,000	487,614
280,000	SARPY CNTY NEB SAN & IMPT DIST	3.200	11/15/2029		280,000	280,328
250,000	SARPY CNTY NEB SAN & IMPT DIST	2.750	12/15/2023		250,000	251,722
120,000	SARPY CNTY NE SAN & IMPT	3.950	2/15/2032		120,000	125,801
110,000	SARPY CNTY NE SAN & IMPT	5.150	2/15/2034		110,000	115,254
130,000	SARPY CNTY NE SAN & IMPT	3.000	3/15/2027		130,000	133,878
205,000	SCOTTSBLUFF NE	2.750	12/1/2016		205,000	206,617
600,000	SOUTHERN NE PUB PWR	4.750	9/15/2026		639,132	625,920
600,000	SOUTHERN NE PUB PWR	5.000	12/15/2022		588,168	682,944
100,000	UNIVERSITY NE	5.000	7/15/2020		107,336	106,653
1,500,000	UNIVERSITY NE UNIV	4.750	7/1/2025		1,612,650	1,555,815
525,000	UNIVERSITY NE	5.000	7/1/2022		559,188	590,630
650,000	UNIVERSITY NEB UNIV REVS	4.500	7/1/2028		720,057	717,977
50,000	UNIVERSITY NE	4.250	7/1/2021		49,903	54,392
85,000	UNIVERSITY NE	5.000	7/1/2022		88,929	96,152
400,000	UNIVERSITY NE	5.000	7/1/2023		413,284	452,148
160,000	UNIVERSITY NE	3.000	5/15/2018		160,576	169,741
675,000	UNIVERSITY NE UNIV	4.000	6/1/2016		728,393	684,052
290,000	WASHINGTON CNTY NEB PUB SAFETY	3.700	12/1/2019		300,304	291,749
	Total Municipal Notes/Bonds			98.68%	$ 59,060,497	$ 60,076,234
	Money Market Fund:
2,834,628	GOLDMAN SACHS FINL SQ FDS T/F MMA477			1.32	791,754	791,754
	TOTAL INVESTMENT SECURITIES			100.00%	$ 59,852,251	$ 60,867,988

(Concluded)

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

INTEREST INCOME (including amortization/accretion of investment premiums/discounts)	$ 1,817,247
EXPENSES	(31,300)
NET INVESTMENT INCOME	1,785,947
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: Net realized loss on municipal notes/bonds	(55,124)
Net unrealized appreciation (depreciation) (Note 3): Beginning of period	(1,969,776)
End of period	967,299
Net change in unrealized appreciation (depreciation)	2,937,075
Net realized and unrealized gain on investments	2,881,951
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,667,898

See notes to financial statements.

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2014

OPERATIONS:
Net investment income	$1,785,947
Net realized loss on investments	(55,124)
Net unrealized appreciation	2,937,075

Net increase resulting from operations	4,667,898

DISTRIBUTIONS TO PARTICIPANTS:
Net investment income	(2,506,518)

UNIT TRANSACTIONS:
Proceeds from sales	3,785,608
Payment for redemptions	(14,666,371)

Net decrease from unit transactions (Note 4)	(10,880,763)

NET ASSETS:
Beginning of period	70,286,71
End of period	$ 61,567,334

See notes to financial statements.

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED DECEMBER 31, 2014

UNIT VALUE:
Beginning of period	$9.77

Income (loss) from operations:
Net investment income	0.26
Net realized and unrealized loss on investments	0.43

Total income from investment operations	0.69

Less distributions — investment income	(0.38)

End of period	$ 10.08

TOTAL RETURN	7.06%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	0.05%

Ratio of net investment income to average net assets	2.68%

See notes to financial statements.

COMMON TRUST FUND OF FIRST NATIONAL BANK OF
OMAHA — MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2014

1. ORGANIZATION

The Common Trust Fund of First National Bank of Omaha — Municipal Bond Fund (the "Fund") was established on December 28, 2007, as a common trust fund and is maintained exclusively for the collective investment and reinvestment of monies of trusts eligible to participate therein. Investors in the Fund are limited to trust accounts for which First National Bank of Omaha or any of its affiliates are the trustee.

Although investments outside the state of Nebraska are allowed, the majority of investments as of December 31, 2014 represent bonds issued by municipalities within the state of Nebraska.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

Basis of Presentation — The financial statements are presented on the accrual basis of accounting.

Use of Estimates — In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP), management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

Valuation of Investments — Security transactions are recorded on a trade date basis. Investments owned are carried at fair value, which is the closing bid price on the last day of trading during the period. In the event recent trades for a particular security have not been effected, management bases the estimate of fair value on observable information for similar securities. The difference between amortized cost and fair value is reflected as unrealized appreciation (depreciation) of investments in the statements of operations.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset, to the extent observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following table summarizes the inputs used to value the Fund's investment securities measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Money market funds	$791,754	$ -	$ -	$ 791,754
Municipal notes/bonds	-	60,076,234	-	60,076,234
Total investment securities	$791,754	$66,770,910	$ -	$60,867,988

There were no transfers of investment securities amongst Level 1, Level 2, and Level 3 during the year ended December 31, 2014.

Security Transactions and Investment Income — Security transactions are accounted for on the date securities are purchased or sold (trade date). Interest income is accrued daily and reflects amortization of premiums and accretion of discounts on a straight-line basis, which approximates the effective yield basis. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the specific identified cost basis.

Federal Income Taxes — No provision has been made in the accompanying statements for federal income taxes as any liability accruing from operations is that of the participants and not that of the Fund. As of December 31, 2014, the cost of investment securities is substantially the same for financial reporting and income tax purposes.

Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distribution to Participants — The net income of the Fund, as determined in accordance with the provisions of this Fund, shall be distributed ratably among the participating trusts not less frequently than once each quarter and may be distributed more frequently as determined by the Fund, and shall be on or as of a regular valuation date. Actual distribution of such income shall be effected within ten

(10) days of such income distribution date.

Subsequent Events — The Fund has evaluated subsequent events through May 12, 2015, the date the financial statements were available to be issued. No subsequent events requiring adjustment to, or disclosure in, the financial statements were identified as a result of this evaluation.

3. SECURITIES TRANSACTIONS

Purchases of securities and proceeds from sales of securities for the year ended December 31, 2014, were as follows for the Fund:

Purchases of Securities	Proceeds From Sales
$14,160,950	$ 24,897,040

The following schedule provides detail about securities purchased during the year ended December 31, 2014.

Security	Coupon Rate	Maturity Rate	Cost
DAWSON CNTY NE SCH DIST	2.400%	12/15/2015	$177,910
LINCOLN CNTY NE HOSP	5.000	11/1/2025	210,570
LINCOLN NE WEST HAYMARKET	5.000	12/15/2026	236,538
NEBRASKA PUB PWR DIST REV	5.000	1/1/2026	174,387
NEBRASKA PUB PWR DIST REV	5.000	1/1/2027	230,308
NORTHEAST NE PUB PWR DIST	2.550	11/1/2015	101,737
OMAHA NE SPL OBLIG	5.000	2/1/2026	213,748
PUBLIC PWR GENERATION	5.000	1/1/2020	218,710
SARPY CNTY NE SAN & IMPT	3.950	2/15/2032	120,000
SARPY CNTY NE SAN & IMPT	5.150	2/15/2034	110,000
SARPY CNTY NE SAN & IMPT	3.000	3/15/2027	130,000
GOLDMAN SACHS FINL SQ FDS T/F MM477			12,237,042
Total purchases			$14,160,950

(Concluded)

The following schedule provides detail about securities sold or matured during the year ended December 31, 2014.

Security	Coupon Rate	Maturity Date	Cost	Proceeds
CENTRAL CMTY COLL NE	4.800	3/1/2023	65,000	65,000
CORNHUSKER PB PWR NE	4.650	7/1/2029	691,019	700,000
DOUGLAS CNTY NE	4.000	12/15/2020	1,379,785	1,340,000
DOUGLAS CNTY NE	4.000	11/1/2020	614,124	610,000
DOUGLAS CNTY NE	4.500	9/1/2019	108,128	103,683
DOUGLAS CNTY NE	2.350	5/1/2014	75,000	75,000
DOUGLAS CNTY NE	3.000	6/15/2016	101,394	101,245
DOUGLAS CNTY NE SAN & IMPT	1.700	2/15/2020	25,000	25,000
DOUGLAS CNTY NEB SCH DIST NO 0 GO	4.000	12/15/2020	314,396	300,000
DOUGLAS CNTY NE	4.000	12/15/2021	204,562	200,000
FREMONT NEB COMBINED UTIL	3.000	10/15/2025	74,583	76,613
GRETNA NE RURAL FIRE	3.900	12/1/2019	135,000	135,000
GRETNA NE RURAL FIRE	4.100	12/1/2020	245,000	245,000
KEARNEY NEB COMBINED UTILS REV	3.000	6/1/2014	716,352	700,000
LINCOLN NE	4.500	9/15/2014	435,754	420,000
LINCOLN NE	4.500	11/15/2023	104,788	100,000
LINCOLN NEB EDL FACS REV REF BDS	2.000	4/1/2018	272,325	273,612
NEBRASKA CITY NE	3.800	9/15/2019	555,000	555,000
NEBRASKA EDL FIN AUTH REV REF REV	1.600	9/1/2014	100,000	100,000
NEBRASKA INVT FIN	2.000	3/1/2014	283,259	285,000
OMAHA NE SPL TAX REV	5.000	10/15/2019	978,508	890,000
OTOE CNTY NE SCH DIS	2.500	12/15/2014	252,225	250,000
PERENNIAL PUB PWR NE	3.300	1/1/2016	290,000	290,000
PERENNIAL PUB PWR NE	3.100	1/1/2017	150,000	150,000
PLATTE CNTY NE	4.000	12/15/2019	794,422	775,000
SARPY CNTY NEB SAN & IMPT NO 2	1.200	6/15/2014	55,000	55,000
SARPY CNTY NEB SAN IMPT DIST N	2.450	10/15/2022	5,000	5,000
SARPY CNTY NE SAN	2.350	8/15/2014	65,000	65,000
UNIVERSITY NE	5.000	7/1/2022	346,164	368,596
UNIVERSITY NE	5.000	7/1/2022	329,559	358,376
UNIVERSITY NE	5.000	11/1/2024	1,066,120	1,000,000
GOLDMAN SACHS FINL SQ FDS T?F MM477			14,279,916	14,279,916
Total Sales and Maturities			$ 25,112,382	$ 24,897,040

(Concluded)

At December 31, 2014, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in the Fund were as follows:

Unrealized appreciation	$1,804,664
Unrealized depreciation	(837,365)
Net unrealized appreciation	$ 967,299

4. UNIT TRANSACTIONS

Unit transactions of the Fund for the year ended December 31, 2014, were as follows:

Transactions in units:
Sold	380,020
Redeemed	(1,466,440)

Net decrease	(1,086,420)

Transactions in dollars:
Sold	3,785,608
Redeemed	(14,666,371)

Net decrease	$ (10,880,763)

5. FEES, EXPENSES AND RELATED PARTIES

First National Bank of Omaha provides investment management, custodial, administrative and accounting services for the Fund. Fees for such services are paid by individual trust customers of First National Bank of Omaha and its related affiliates. Accordingly, no such fees are reflected in the Fund's financial statements.

The Fund is required to engage an independent public accountant at least once during each calendar year for purposes of opining on the Fund's financial statements. The Fund's financial statements reflect the fees related to this audit requirement.

* * * * * *